[LOGO] ALGER

                SPECTRA FUND

                CLASS A SHARES

                PROSPECTUS
                FEBRUARY 28, 2004

                INVESTING IN COMPANIES OF ALL SIZES TO ACHIEVE
                CAPITAL APPRECIATION

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

1 ..............  RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE
      1 ........  INVESTMENTS
      1 ........  RISK
      2 ........  PERFORMANCE
4 ..............  FEES AND EXPENSES
5 ..............  ADDITIONAL INFORMATION ABOUT
                  THE FUND'S INVESTMENTS
6 ..............  MANAGEMENT AND ORGANIZATION
8 ..............  SHAREHOLDER INFORMATION
9 ..............  CLASSES OF FUND SHARES
10 .............  PURCHASING AND REDEEMING
CLASS A SHARES
12 .............  Financial Highlights
BACK COVER .....  HOW TO OBTAIN MORE INFORMATION

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[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS,
RISKS & PERFORMANCE

INVESTMENT GOAL AND PRINCIPAL STRATEGY

THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

The Fund invests primarily in equity securities of all capitalizations, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Fund invests primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The Fund can leverage, that is borrow money, to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

PRINCIPAL RISKS

The main risks of investing in the Fund are:

o fluctuation in Fund price per share due to changes in the market prices of its investments

o the tendency of stocks, especially "growth" stocks, to be more volatile than some other investments you could make, such as bonds

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed

o investing in companies of all capitalizations involves the risk that smaller, newer issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

Prices  of growth  stocks  tend to be higher  in  relation  to their  companies'
earnings,  and  may  be  more  sensitive  to  market,   political  and  economic
developments than other stocks, making their prices more volatile.

The Fund's trading in some stocks may be relatively short-term, meaning that the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

As with any equity fund, your investment will fluctuate in value, and the loss of your investment is a risk of investing. Based on the Fund's investment objective, an investment in the Fund may be better suited for investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of investing in the Fund by showing changes in the performance of Class A shares from year to year and by showing how the Fund's average annual returns for one year and since inception compare with those of a broad measure of market performance. The Fund offers two classes of shares, Class N shares, which are offered through another prospectus, and Class A shares. The bar chart and table show the performance of Class A Shares, which are generally subject to a sales charge upon purchase that is not reflected in the bar chart, but is taken into account in calculating the average annual total returns in the table. In addition to average annual return before taxes, the table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Annual Total Return as of December 31 each year (%)
Class A Shares

[The following represents a bar chart in the printed piece]

                        -17.49      -35.96      35.12
--------------------------------------------------------------------------------
                           01          02         03

         BEST QUARTER:
         Q2 2003  16.85%

         WORST QUARTER:
         Q4 2000  -23.71%

The following table compares the Fund's performance with that of the Russell 3000 Growth Index: Average Annual Total Return as of December 31, 2003

                                                                       Since
                                                         1 Year      Inception
--------------------------------------------------------------------------------
  Class A (inception 6/30/00)
  Return Before Taxes                                     35.12%      (16.67%)
  Return After Taxes on
   Distributions                                          27.35%      (18.39%)
  Return After Taxes on Distributions
   and Sale of Fund Shares                                17.78%      (14.70%)
  Russell 3000 Growth Index                               30.95%      (15.06%)



THE RUSSELL 3000 GROWTH INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS DESIGNED TO TRACK PERFORMANCE OF COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION WITHOUT REGARD TO MARKET CAPITALIZATION. INVESTORS CANNOT MAKE INVESTMENTS DIRECTLY INTO AN INDEX.

[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The table below shows the fees and expenses that you may incur if you buy and hold Class A shares of the Fund.

  Shareholder Fees
  (fees paid directly from your investment)
   Maximum sales charge imposed on purchases
   (as a percentage of offering price)                                   5.75%*

  Redemption Fee**
  (as a percentage of amount redeemed)                                   2.00%

  Annual Fund Operating Expenses
  (expenses that are deducted from Fund Assets)
   Management Fees                                                       1.50%
   Distribution Fees                                    None
   All Other Expenses:
     Shareholder Servicing Fee                          0.25%
     Other Expenses                                     0.26%
                                                        ----
   Total All Other Expenses                                              0.51%
                                                                         ----
  Total Annual Fund Operating Expenses                                   2.01%
                                                                         ====

* Effective April 1, 2004, the maximum sales charge on purchases will be lowered to 5.25%.

** The Fund will charge a redemption fee of 2.0% on shares purchased (including by exchange) on or after June 1, 2004 and redeemed (including by exchange) within 30 days of purchase.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class A shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the table above. The figures shown would be the same whether you sold your shares at the end of each period or kept them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
  CLASS A                        $767       $1,169       $1,596       $2,778


The Fund pays its Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of .25% of the value of the Fund's average daily net assets for service and maintenance of shareholder accounts. The Distributor may pay some or all of this fee, and an additional fee from its own resources, to other organizations that also provide service and maintenance of shareholder accounts.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this prospectus).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/03) approximately $6.59 billion in mutual fund assets as well as $4.29 billion in other assets. The Manager makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program. These management responsibilities are subject to the supervision of the Fund's Board ofTrustees. The Fund has had the same Manager since 1974, and pays the Manager a fee at an annual rate of 1.50% of its average daily net assets.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the Fund's portfolio, overseeing the investments of the Fund. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund prior to 1995. David Hyun is the individual responsible for the day-to-day management of the Fund's portfolio and has served in that capacity since September 2001. Mr. Hyun has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997, and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.

LEGAL PROCEEDINGS

The Office of the New York State Attorney General, the Massachusetts Securities Division of the Office of the Secretary of the Commonwealth, the West Virginia Attorney General's Office, the West Virginia Office of the State Auditor, and the United States Securities and Exchange Commission ("SEC") have served subpoenas and/or made inquiries concerning practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. In response to these subpoenas and inquiries, the Manager and its counsel have been investigating certain shareholder trading practices in the Fund and in other registered mutual funds of which Fred Alger Management, Inc. is the Manager (the "Alger-Managed Funds"). The Manager has assured the boards of those funds that if it is determined that improper market timing in any of the Alger-Managed Funds detrimentally affected the fund's performance, the Manager will make appropriate restitution.

On October 16, 2003, the SEC commenced and settled a civil proceeding against a former vice chairman of the Manager's immediate parent, in connection with alleged market timing arrangements with certain investors in The Alger Funds. That settlement specifically pro vided: "The findings herein are made pursuant to [the former vice chairman's settlement] Offer and are not binding on any other person or entity in this or any other proceeding." Neither the Manager nor any of the Alger-Managed Funds was a party to this proceeding.

On October 31, 2003, Peter D. DeMayo, as Custodian for James Liam DeMayo, identifying himself as a shareholder of the Fund, filed a purported class action lawsuit against, among others, The Alger Funds, the Fund, various portfolios of The Alger Funds (all of the foregoing collectively, the "Fund Defendants"), the Manager and the former vice chairman in the United States District Court for the Southern District of New York (Civil Action No. 03 CV 8627 (HB)), and served the complaint in the lawsuit on the Manager and the Fund Defendants on November 10, 2003. The suit, based primarily upon the SEC settlement with the former vice chairman, alleges, among other things, that the Fund Defendants made false and misleading statements in their prospectuses in violation of Section 11 of the Securities Act of 1933, that other defendants violated the "control person" provisions of Section 15 of the Securities Act and Section 20(a) of the Securities Exchange Act of 1934, that all defendants committed fraud in violation of Section 10(b) of the Securities Exchange Act and Rule 10b-5 thereunder, and that the Manager breached a fiduciary duty to plaintiffs. The lawsuit seeks, among other things, compensatory damages, recovery of advisory fees paid to the Manager, and payment of the plaintiffs' counsel and expert fees.

Other related class actions have been filed in the U.S. District Court for the Southern District of New York making substantially similar allegations to those contained in the DeMayo lawsuit and seeking substantially similar relief:
BILLMAN V. FRED ALGER MANAGEMENT, INC., 03 CV 9167 (filed November 13, 2003), BUHS V. FRED ALGER MANAGEMENT, INC., 03 CV 8959 (filed November 13, 2003), CROCKET V. ALGER SMALL PORTFOLIO, 03 CV 9915 (filed December 12, 2003), FRIEDMAN
V. ALGER SMALL PORTFOLIO, 03 CV 9426 (filed November 25, 2003), GARFIELD V. FRED ALGER MANAGEMENT, INC, ET AL, 03 CV 9239 (filed November 20, 2003), HENZEL V. ALGER SMALL PORTFOLIO, ET al, 03 CV 8747 (filed November 5, 2003), JOHNSON V.
ALGER SMALL PORTFOLIO, ET AL, 03 CV 9858 (filed December 11, 2003), and NEEYAF DISTRIBUTING V. ALGER SMALL PORTFOLIO, 03 CV 9501 (filed November 26, 2003). All these related class actions will be consolidated in accordance with the provisions of the Private Securities Litigation Reform Act.

On November 25, 2003, plaintiff, Michael Bernstein, as custodian for Judith Bernstein, commenced an action derivatively on behalf of "the Alger Funds" against the Manager, the former vice chairman of its parent and Veras Management Partners, LLP in the U.S. District Court for the Eastern District of New York (03 CV 5958 (Wexler, J.)). In this shareholder derivative action, plaintiff seeks to recover monies on behalf of "the Alger Funds" for the purportedly wrongful conduct of defendants, including an alleged violation of Section 36 of the Investment Company Act by the Manager and the former vice chairman and an alleged breach of fiduciary duty by the Manager and the former vice chairman.

Similar class or derivative actions against some or all of the same parties and/or related parties and involving similar allegations and requests for relief may be commenced in the near future. The Manager has stated that it does not believe that such lawsuits will materially affect its ability to perform its management contracts with any of the Alger-Managed Funds, and none of the Fund Defendants believes that it will be materially adversely affected by the pending lawsuits.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT
Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE
The price of one Class A share is its "net asset value," or NAV, plus the front-end sales charge. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values its assets on the basis of market quotations. Where market quotations are not readily available, the Manager makes a good faith determination on the basis of fair value, under procedures adopted by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS
Dividends of the Fund's net investment income and distributions of its net realized capital gains are declared and paid annually by the Fund. The Fund expects that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund has held the securities that it sold to create the gains, rather than the length of time you have held shares of the Fund. Unless you choose to receive cash payments by checking the appropriate box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in Fund shares at the next

NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, investors should see a tax advisor about federal, state and local tax consequences of investing in the Fund.

NAV (NET ASSET VALUE) IS COMPUTED BY ADDING TOGETHER THE VALUE OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES.

CLASSES OF FUND SHARES
The Fund offers two classes of shares. Class A shares are subject to a front-end sales charge and are available only through authorized broker-dealers. Only Class A shares are offered in this prospectus. Class N shares are not subject to a front-end sales charge and can be purchased (i) directly from the Fund, (ii) through investment advisers and other professionals who offer "wrap programs" -- i.e., investment portfolio services for a fee, and (iii) through discount brokers and other financial intermediaries that offer transaction processing and account maintenance facilities related to varied menus of mutual funds and fund families. For more information about Class N shares, contact the Fund. The following chart indicates the sales charge you may pay when purchasing Class A shares:



                               Sales Charge    Sales Charge         Dealer
Purchase                         as a % of     as a % of Net   Allowance as a %
Amount                        Offering Price    Asset Value    of Offering Price
--------------------------------------------------------------------------------
 Less than $50,000                  5.75%           6.10%           5.00%
 $50,000 - $99,999                  5.00%           5.26%           4.25%
 $100,000 - $249,999                4.00%           4.17%           3.25%
 $250,000 - $499,999                3.00%           3.09%           2.50%
 $500,000 - $999,999                2.25%           2.30%           2.00%
 $1,000,000 and over*               0.00%           0.00%           1.00%

Effective April 1, 2004, the following sales charges will apply:

                              Sales Charge     Sales Charge   Dealer
                              as a % of        as a % of Net  Allowance as a %
Purchase Amount               Offering Price   Asset Value    of Offering Price
--------------------------------------------------------------------------------
Less than $25,000                 5.25%           5.54%            5.00%
$25,000 - $49,999                 4.50%           4.71%            4.25%
$50,000 - $99,999                 4.00%           4.17%            3.75%
$100,000 - $249,999               3.50%           3.63%            3.25%
$250,000 - $499,999               2.50%           2.56%            2.25%
$500,000 - $749,999               2.00%           2.04%            1.75%
$750,000 - $999,999               1.50%           1.52%            1.25%
$1,000,000 and over*              0.00%           0.00%            1.00%

* Purchases of Class A shares which, when combined with current holdings of Class A shares offered with a sales charge, equal or exceed $1,000,000 in the aggregate, may be made at net asset value without any front-end sales charge. However, these shares will be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within 12 months of purchase. In cal-
culating the CDSC, the Fund assumes that any shares not subject to a CDSC are redeemed first.

Class A share front-end and contingent deferred sales charges may be waived in certain circumstances, which are discussed in the Statement of Additional Information (see back cover of this prospectus).

PURCHASING AND REDEEMING CLASS A SHARES

You can purchase or redeem shares on any day the New York Stock Exchange is open. They will be processed at the NAV (plus any applicable sales charge) next calculated after your purchase request or redemption request is received in good order by the Transfer Agent. Ordinarily, your redemption check will be issued within 7 days after your redemption request is accepted by the Transfer Agent. However, when you purchase shares with a check, no check will be issued against those funds for up to 15 days. The Transfer Agent or Fund may reject any purchase order. The Fund does not impose a sales charge for redemptions other than certain redemptions of Class A shares held for less than 12 months.

You may aggregate all the Class A shares you purchase in the Fund in order to obtain a reduced sales charge (as indicated above) if you provide sufficient information at the time of purchase for verification of your eligibility for the lower charge.

Effective April 1, 2004, if you intend to make an aggregate purchase of $25,000 or more ($50,000 or more prior to April 1, 2004) over a period of 13 months or less, you can complete a letter of intent and return it to the Fund. Please contact the Fund or consult your broker-dealer before you buy shares.

Effective through May 31, 2004, the minimum subsequent investment in any account is $25; there is no minimum initial investment.

EFFECTIVE JUNE 1, 2004:

                                     Initial                 Subsequent
 MINIMUM INVESTMENTS - CLASS A     Investment                Investment
--------------------------------------------------------------------------------
 Regular account                      1000                       $50
 Traditional IRA                       500                       $50
 Roth IRA                              500                       $50
 Coverdell ESA                         500                       $50
 SIMPLE IRA                            500                       $50
 Keogh                                 500                       $50
 401(k)                                500                       $50
 403(b)                                500                       $50

Class A shares are available only through authorized broker-dealers. To purchase or redeem Class A shares, simply call your broker-dealer.

Effective June 1, 2004, if the value of your account has fallen below the minimum initial investment amount as a result of redemptions, the Fund may close your account and redeem all of your shares.

Under unusual circumstances, the Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

Shares may be worth more or less when they are redeemed than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Fund may reject purchase orders, on a temporary or permanent basis from investors that the Manager is able to determine, consistent with its compliance procedures and its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares (with the exception of shares of the Alger Money Market Fund) or shares of other funds sponsored by the Manager.

In addition, effective with respect to purchases after April 30, 2004, if you redeem, by sale or exchange, shares of the Fund within 30 days of purchase (including purchase by exchange into the Fund), the Fund may impose a redemption fee of 2% of the amount redeemed. This fee, which will be retained by the Fund, is intended to offset brokerage commissions, market impact and other costs associated with early redemptions. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plans, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. The Fund reserves the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interests of the Fund.

EXCHANGES

You can exchange shares of the Fund for shares of Alger Money Market Fund of The Alger Funds, another fund advised by the Manager. If you would like a prospectus describing the Alger Money Market Fund, please call the Fund at (800) 711-6141. Remember that for tax purposes, an exchange is considered a sale and a purchase. Thus, you may realize a taxable gain or a loss when you exchange shares.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Prior to June 30, 2000, no Class A shares were outstanding. The Fund was a closed-end fund until February 12, 1996, when it became an open-end fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


Information for the periods shown through the year ended October 31, 2001 has been audited by Arthur Andersen LLP, and information for the years ended since that date has been audited by Ernst & Young LLP, whose report, along with the financial statements of the Fund, is con tained in the Fund's Annual Report, which is available by contacting the Fund at (800) 711-6141.

SPECTRA FUND
For a share outstanding throughout the period


 CLASS A (I)                                                                       Four Months
                                                                                      Ended
                                                     Year Ended October 31,         October 31,
-----------------------------------------------------------------------------------------------
                                                 2003         2002         2001       2000(ii)
                                               -------      -------      -------      -------
Net asset value, beginning of period           $  4.76      $  6.32      $ 10.63      $ 12.28
-----------------------------------------------------------------------------------------------
Net Investment (loss)                            (0.08)(iii)  (0.09)(iii)  (0.08)(iii)  (0.02)
Net realized and unrealized gain
  (loss) on investments                           1.22        (1.47)       (3.60)       (1.63)
-----------------------------------------------------------------------------------------------
Total from investment operations                  1.14        (1.56)       (3.68)       (1.65)
Distributions from net realized gains               --           --        (0.63)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                 $  5.90      $  4.76      $  6.32      $ 10.63
==============================================================================================
Total return (iv)                                23.95%      (24.68%)     (36.20%)     (13.44%)
==============================================================================================
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)      $ 6,346      $ 6,722      $12,951      $14,711
==============================================================================================
Ratio of expenses to average net assets           2.01%        1.98%        1.88%        1.82%
==============================================================================================
Ratio of net investment income
  (loss) to average net assets                   (1.35%)      (1.52%)      (1.03%)      (1.05%)
==============================================================================================
Portfolio Turnover Rate                         192.19%      172.25%      114.75%      118.82%
==============================================================================================

 (i)  Initially offered July 1, 2000.

(ii)  Ratios have been annualized; total return has not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv)  Does not reflect the effect of any sales charge.

SPECTRA FUND

For a share outstanding throughout the period

------------------------------------------------------------------------------------------------------------------------------------
 CLASS N(I)

                                            Year Ended October 31,                                         Year Ended October 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                 2003          2002             2001            2000           1999          1998
                                                ------        ------          -------         -------         ------         ------
 Net asset value, beginning of period           $ 4.76        $ 6.32          $ 10.63         $ 10.76         $ 6.65      $   5.74
------------------------------------------------------------------------------------------------------------------------------------
 Net investment (loss)                           (0.07)(iii)   (0.09)(iii)      (0.08)(iii)     (0.08)         (0.07)        (0.02)
 Net realized and unrealized gain
  (loss) on investments                           1.19         (1.47)           (3.60)           0.88           4.22          0.98
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                 1.12         (1.56)           (3.68)           0.80           4.15          0.96
 Distributions from net realized gains              --            --            (0.63)          (0.93)         (0.04)        (0.05)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $ 5.88        $ 4.76           $ 6.32         $ 10.63        $ 10.76      $   6.65
====================================================================================================================================
 Total return(iv)                                23.53%       (24.68%)         (36.20%)          6.21%         62.66%        16.94%
====================================================================================================================================
 Ratios and Supplemental Data:
  Net assets, end of period (000's omitted)   $257,337      $252,620         $423,860        $876,132       $548,656      $193,039
====================================================================================================================================
  Ratio of expenses to average net assets         2.03%         1.98%            1.88%           1.82%          1.85%         1.96%
====================================================================================================================================
 Ratio of net investment income
  (loss) to average net assets                   (1.39%)       (1.52%)           (.99%)         (1.29%)        (1.52%)       (1.24%)
====================================================================================================================================
 Portfolio Turnover Rate                        192.19%       172.25%          114.75%         118.82%        102.54%       190.74%
====================================================================================================================================

                                                                                                 Four Months      Year
                                                                                                    Ended         Ended
                                                                                                  October 31,    June 30,
                                                  1997               1996              1995       1994(ii)         1994
                                                -------            -------            -------    ------------    --------
Net asset value, beginning of period            $  4.54            $  6.98            $  6.27       $ 5.71        $ 6.34
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss)                             (0.06)(iii)        (0.08)(iii)        (0.17)       (0.04)        (0.09)
Net realized and unrealized gain
 (loss) on investments                             1.26               0.41               2.41         0.60          0.89
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   1.20               0.33               2.24         0.56          0.80
Distributions from net realized gains              --                (2.77)             (1.53)        --           (1.43)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  5.74            $  4.54            $  6.98       $ 6.27        $ 5.71
====================================================================================================================================
Total return(iv)                                  26.45%             12.68%             57.72%        9.93%        17.53%
====================================================================================================================================
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)      $84,988            $11,485            $ 5,374       $4,832        $4,394
====================================================================================================================================
Ratio of expenses to average net assets            2.12%              2.55%(v)           3.76%        2.75%         2.59%
====================================================================================================================================
Ratio of net investment income
 (loss) to average net assets                     (1.06%)            (1.69%)            (3.05%)      (1.72%)       (1.47%)
====================================================================================================================================
Portfolio Turnover Rate                          133.98%           $197.04%            207.25%       56.24%       116.61%
====================================================================================================================================

(i) Per share data has been adjusted to reflect the effect of a 3-for-1 stock split which occurred April 23, 1999.
(ii)  Ratios have been annualized; total return has not been annualized.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Distributions paid when the Fund operated as a closed-end fund (i.e. prior to February 12, 1996) have been reflected as being reinvested at market value.
(v) Amount has been reduced by 0.69% due to expense reimbursements made pursuant to applicable state expense limits.



14                                                                            15

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and the following Alger affiliates: Fred Alger Management, Inc., Alger National Trust Company, Alger Shareholder Services, Inc., The Alger Funds, Spectra Fund, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

The type of personal information we collect and use varies depending on the Alger products or services you select. We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

We may share your personal information with our affiliates so that they may process and service your transactions. However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.


We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.


              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

FOR FUND INFORMATION:
BY TELEPHONE:              (800) 711-6141

BY MAIL:                   Spectra Fund
                           111 Fifth Avenue
                           New York, NY 10003

BY INTERNET:               Text versions of Fund documents can be
                           downloaded from the following sources:

                        o  The Fund: http://www.alger.com
                        o  SEC (EDGAR database): http://www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, investments, and risks, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies also can be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED
Spectra Fund

SEC File #811-1743
PSAM

                [LOGO]

                SPECTRA FUND

                CLASS N SHARES

                PROSPECTUS
                FEBRUARY 28, 2004


                INVESTING IN COMPANIES OF ALL SIZES TO ACHIEVE
                CAPITAL APPRECIATION







As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

--------------------------------------------------------------------------------

1 ..............  RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

        1 ......  INVESTMENTS

        1 ......  RISKS

        2 ......  PERFORMANCE

4 ..............  FEES AND EXPENSES

4 ..............  ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

5 ..............  MANAGEMENT AND ORGANIZATION

7 ..............  SHAREHOLDER INFORMATION

8 ..............  CLASSES OF FUND SHARES

8 ..............  PURCHASING AND REDEEMING CLASS N SHARES

10 .............  INVESTMENT INSTRUCTIONS

11 .............  REDEMPTION INSTRUCTIONS

13 .............  FINANCIAL HIGHLIGHTS

BACK COVER .....  HOW TO OBTAIN MORE INFORMATION

[GRAPHIC]

RISK/RETURN SUMMARY: INVESTMENTS,
RISKS & PERFORMANCE

INVESTMENT GOAL AND PRINCIPAL STRATEGY

THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

The Fund invests primarily in equity securities of all capitalizations, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Fund invests primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The Fund can leverage, that is borrow money, to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

PRINCIPAL RISKS

The main risks of investing in the Fund are:

o fluctuation in Fund price per share due to changes in the market prices of its investments

o the tendency of stocks, especially "growth" stocks, to be more volatile than some other investments you could make, such as bonds

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed

o investing in companies of all capitalizations involves the risk that smaller, newer issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

Prices  of growth  stocks  tend to be higher  in  relation  to their  companies'
earnings,  and  may  be  more  sensitive  to  market,   political  and  economic
developments than other stocks, making their prices more volatile.

The Fund's trading in some stocks may be relatively short-term, meaning that the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

As with any equity fund, your investment will fluctuate in value, and the loss of your investment is a risk of investing. Based on the Fund's investment objective, an investment in the Fund may be better suited for investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares from year to year and by showing how the class's average annual returns before taxes for one, five, ten and twenty years compare with those of a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class N Shares. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions.* Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

* Dividends and distributions paid prior to February 12, 1996, when the Fund converted from a closed-end fund, are reflected as reinvested at market value.

--------------------------------------------------------------------------------

  Annual Total Return as of December 31 each year (%)
  Class N Shares

[The following table represents a bar chart in the printed piece.]

3.66   47.69   19.48   24.69   47.94   71.94   -32.45   -17.49   -35.96   34.90

 94     95      96      97      98      99       00       01       02      03

                                                             BEST QUARTER:
                                                             Q4 1999   +44.34%

                                                             WORST QUARTER:
                                                             Q4 2000   -23.71%

  The following table compares the Fund's performance with that of the Russell 3000 Growth Index:

  Average Annual Total Return as of December 31, 2003
                                   1 Year      5 Years     10 Years     20 Years
--------------------------------------------------------------------------------
  Return Before Taxes              34.90%      (3.71%)      10.82%      14.45%
  Return After Taxes on
   Distributions                   34.90%      (4.43%)       7.56%      10.56%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                    22.68%      (3.24%)       7.44%      10.42%
  Russell 3000 Growth Index        30.95%      (4.70%)       8.80%      11.09%
--------------------------------------------------------------------------------


The Fund also offers Class A shares. Class A and Class N shares differ only in that Class A shares are subject to a sales charge, whereas Class N shares are not. Because of the sales charge, returns will be lower for Class A shares.

--------------------------------------------------------------------------------
  THE RUSSELL 3000 GROWTH INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS DESIGNED TO TRACK PERFORMANCE OF COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION WITHOUT REGARD TO MARKET CAPITALIZATION. INVESTORS CANNOT MAKE INVESTMENTS DIRECTLY INTO AN INDEX.
--------------------------------------------------------------------------------

[GRAPHIC]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The table below shows the fees and expenses that you may incur if you buy and hold Class N shares of the Fund.

--------------------------------------------------------------------------------

  Shareholder Fees
  (fees paid directly from your investment)                             None
  Redemption Fee*
  (as a percentage of amount redeemed)                                  2.00%
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund Assets)
   Management Fees                                                      1.50%
   All Other Expenses:
     Shareholder Servicing Fee                          0.25%
     Other Expenses                                     0.28%

   Total All Other Expenses                                             0.53%

  Total Annual Fund Operating Expenses                                  2.03%

--------------------------------------------------------------------------------

* The Fund will charge a redemption fee of 2.0% on shares purchased (including by exchange) on or after June 1, 2004 and redeemed (including by exchange) within 30 days of purchase.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class N shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the table above. The figures shown would be the same whether you sold your shares at the end of each period or kept them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                1 Year     3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
  CLASS N                        $206        $637        $1,093        $2,358
--------------------------------------------------------------------------------

The Fund pays its Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of .25% of the value of the Fund's average daily net assets for service and maintenance of shareholder accounts. The Distributor may pay some or all of this fee, and an additional fee from its own resources, to other organizations that also provide service and maintenance of shareholder accounts.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this prospectus).

[GRAPHIC]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/03) approximately $6.59 billion in mutual fund assets as well as $4.29 billion in other assets. The Manager makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program. These management responsibilities are subject to the supervision of the Fund's Board of Trustees. The Fund has had the same Manager since 1974, and pays the Manager a fee at an annual rate of 1.50% of its average daily net assets.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the Fund's portfolio, overseeing the investments of the Fund. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund prior to 1995. David Hyun is the individual responsible for the day-to-day management of the Fund's portfolio and has served in that capacity since September 2001. Mr. Hyun has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997, and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.

LEGAL PROCEEDINGS

The Office of the New York State Attorney General, the Massachusetts Securities Division of the Office of the Secretary of the Commonwealth, the West Virginia Attorney General's Office, the West Virginia Office of the State Auditor, and the United States Securities and Exchange Commission ("SEC") have served subpoenas and/or made inquiries concerning practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. In response to these subpoenas and inquiries, the Manager and its counsel have been investigating certain shareholder trading practices in the Fund and in other registered mutual funds of which Fred Alger Management, Inc. is the Manager (the "Alger-Managed Funds"). The Manager has assured the boards of those funds that if it is determined that improper market timing in any of the Alger-Managed Funds detrimentally affected the fund's performance, the Manager will make appropriate restitution.

On October 16, 2003, the SEC commenced and settled a civil proceeding against a former vice chairman of the Manager's immediate parent, in connection with alleged market timing arrangements with certain investors in The Alger Funds. That settlement specifically provided: "The findings herein are made pursuant to [the former vice chairman's settlement] Offer and are not binding on any other person or entity in this or any other proceeding." Neither the Manager nor any of the Alger-Managed Funds was a party to this proceeding.

On October 31, 2003, Peter D. DeMayo, as Custodian for James Liam DeMayo, identifying himself as a shareholder of the Fund, filed a purported class action lawsuit against, among others, The Alger Funds, the Fund, various portfolios of The Alger Funds (all of the foregoing collectively, the "Fund Defendants"), the Manager and the former vice chairman in the United States District Court for the Southern District of New York (Civil Action No. 03 CV 8627 (HB)), and served the complaint in the lawsuit on the Manager and the Fund Defendants on November 10, 2003. The suit, based primarily upon the SEC settlement with the former vice chairman, alleges, among other things, that the Fund Defendants made false and misleading statements in their prospectuses in violation of Section 11 of the Securities Act of 1933, that other defendants violated the "control person" provisions of Section 15 of the Securities Act and Section 20(a) of the Securities Exchange Act of 1934, that all defendants committed fraud in violation of Section 10(b) of the Securities Exchange Act and Rule 10b-5 thereunder, and that the Manager breached a fiduciary duty to plaintiffs. The lawsuit seeks, among other things, compensatory damages, recovery of advisory fees paid to the Manager, and payment of the plaintiffs' counsel and expert fees.

Other related class actions have been filed in the U.S. District Court for the Southern District of New York making substantially similar allegations to those contained in the DEMAYO lawsuit and seeking substantially similar relief:
BILLMAN V. FRED ALGER MANAGEMENT, INC., 03 CV 9167 (filed November 13, 2003), BUHS V. FRED ALGER MANAGEMENT, INC., 03 CV 8959 (filed November 13, 2003), CROCKET V. ALGER SMALL PORTFOLIO, 03 CV 9915 (filed December 12, 2003), FRIEDMAN
V. ALGER SMALL PORTFOLIO, 03 CV 9426 (filed November 25, 2003), GARFIELD V. FRED ALGER MANAGEMENT, INC, ET AL, 03 CV 9239 (filed November 20, 2003), HENZEL V. ALGER SMALL PORTFOLIO, ET AL, 03 CV 8747 (filed November 5, 2003), JOHNSON V.
ALGER SMALL PORTFOLIO, ET AL, 03 CV 9858 (filed December 11, 2003), and NEEYAF DISTRIBUTING V. ALGER SMALL PORTFOLIO, 03 CV 9501 (filed November 26, 2003). All these related class actions will be consolidated in accordance with the provisions of the Private Securities Litigation Reform Act.

On November 25, 2003, plaintiff, Michael Bernstein, as custodian for Judith Bernstein, commenced an action derivatively on behalf of "the Alger Funds" against the Manager, the former vice chairman of its parent and Veras Management Partners, LLP in the U.S. District Court for the Eastern District of New York (03 CV 5958 (Wexler, J.)). In this shareholder derivative action, plaintiff seeks to recover monies on behalf of "the Alger Funds" for the purportedly wrongful conduct of defendants, including an alleged violation of Section 36 of the Investment Company

Act by the Manager and the former vice chairman and an alleged breach of fiduciary duty by the Manager and the former vice chairman.

Similar class or derivative actions against some or all of the same parties and/or related parties and involving similar allegations and requests for relief may be commenced in the near future. The Manager has stated that it does not believe that such lawsuits will materially affect its ability to perform its management contracts with any of the Alger-Managed Funds, and none of the Fund Defendants believes that it will be materially adversely affected by the pending lawsuits.

[GRAPHIC]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one Class N share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values its assets on the basis of market quotations. Where market quotations are not readily available, the Manager makes a good faith determination on the basis of fair value, under procedures adopted by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Fund's net investment income and distributions of its net realized capital gains are declared and paid annually by the Fund. The Fund expects that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund has held the securities that it sold to create the gains, rather than the length of time you have held shares of the Fund. Unless you choose to receive cash payments by checking the appropriate box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, investors should see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------

  NAV (NET ASSET VALUE) IS COMPUTED BY ADDING TOGETHER THE VALUE OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES.

--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The Fund offers two classes of shares. Class N shares are not subject to a sales charge and can be purchased (i) directly from the Fund, (ii) through investment advisers and other professionals who offer "wrap programs"--i.e., investment portfolio services for a fee, and (iii) through discount brokers and other financial intermediaries that offer transaction processing and account maintenance facilities relating to varied menus of mutual funds and fund families. Class A shares are subject to a front-end sales charge and are available only through authorized broker-dealers. Only Class N shares are offered in this prospectus.

PURCHASING AND REDEEMING CLASS N SHARES

No sales charge is imposed on Class N shares. You can purchase or redeem shares on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent. Ordinarily, your redemption check will be issued within 7 days after your redemption request is accepted by the Transfer Agent. However, when you purchase shares with a check or via TelePurchase or Automatic Investment Plan, no check will be issued against those funds for up to 15 days. The Transfer Agent or Fund may reject any purchase order. The Fund does not impose a sales charge for redemptions of Class N shares.

Effective through May 31, 2004, the minimum subsequent investment in any account is $100 and the minimum initial investment is $1,000 ($250 for qualified retirement accounts).

EFFECTIVE JUNE 1, 2004:

--------------------------------------------------------------------------------
  MINIMUM INVESTMENTS - CLASS N

                                       Initial                   Subsequent
                                      Investment                 Investment
--------------------------------------------------------------------------------

  Regular account                       $1,000                       $50
  Traditional IRA                         $500                       $50
  Roth IRA                                $500                       $50
  Coverdell ESA                           $500                       $50
  SIMPLE IRA                              $500                       $50
  Keogh                                   $500                       $50
  401(k)                                  $500                       $50
  403(b)                                  $500                       $50
  Automatic Investment                    $500                       $50
  Minimums may be waived in certain circumstances.

--------------------------------------------------------------------------------

Effective June 1, 2004, if the value of your account has fallen below the minimum initial investment amount as a result of redemption, the Fund may close your account and redeem all of your shares.

Different ways to purchase and redeem are listed on the following pages. For telephone redemptions, the Fund and Transfer Agent have reasonable procedures in place to determine that the instructions are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

The Fund may reject purchase orders, on a temporary or permanent basis from investors that the Manager is able to determine, consistent with its compliance procedures and its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares (with the exception of shares of the Alger MoneyMarket Fund) or shares of other funds sponsored by the Manager.

In addition, effective with respect to purchases after May 31, 2004, if you redeem, by sale or exchange, shares of the Fund within 30 days of purchase (including purchase by exchange into the Fund), the Fund may impose a redemption fee of 2% of the amount redeemed. This fee, which will be retained by the Fund, is intended to offset brokerage commissions, market impact and other costs associated with early redemptions. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. The Fund reserves the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interests of the Fund.

INVESTMENT INSTRUCTIONS-CLASS N SHARES

TO OPEN AN ACCOUNT:

BY MAIL: Spectra Fund does not accept cash or cash alternatives for Fund purchases (make checks payable to Spectra Fund). Mail your completed application and check to:
         Alger Shareholder Services, Inc.
         30 Montgomery Street
         Jersey City, NJ 07302

BY FED WIRE: Have your bank wire funds to:

Instructions                  Example

State Street Bank &           State Street Bank &
 Trust Company                 Trust Company
Boston, MA 02101              Boston, MA 02101
ABA # 011000028               ABA #011000028
BNF=Spectra Fund              BNF=Spectra Fund
AC-00797548                   AC-00797548
Originator To
 Beneficiary Information=
Spectra Fund                  OBI=Spectra Fund
30-New Account                30-New Account*
Shareholder Name(s)           John & Jane Doe
Tax ID Number                 123-45-6789

Forward the completed New Account Application to Alger Shareholder Services stating that the account was established by wire transfer and the date and amount of the transfer.

*If you already have an account number assigned to you, insert it here.

CONTACT: Call or visit your discount broker, investment adviser, or bank or other financial institution.

AUTOMATICALLY: Complete the Automatic Investment Plan option on your account application. Minimum automatic investment is $25 (effective June 1, 2004, $50) with a minimum initial investment of $500.

VIA OUR WEBSITE: Visit the Spectra Fund website to download a new account application - WWW.ALGER.COM

Mail completed application with your check to Alger Shareholder Services, Inc.

TO MAKE ADDITIONAL INVESTMENTS IN AN EXISTING CLASS N SHARE ACCOUNT:

BY MAIL: Complete and return the Invest by Mail slip attached to your Spectra Statement and return the slip with your investment to:

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

BY TELEPHONE OR FED WIRE: TELEPURCHASE* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or returning the Telephone Services Form. The funds will be transferred from your designated bank account to your Fund account, normally within one business day.

WIRE: Have your bank wire funds to: State Street Bank & Trust Company. (See wire instructions above.)

*Not available for Retirement Plans

CONTACT: Call or visit your discount broker, investment adviser, bank or other financial institution.

AUTOMATICALLY: Spectra Fund Automatic Investment Plan allows you to make automatic purchases on the 15th and/or the last business day of each month. Fill out the appropriate information on the New Account Application or contact Spectra Fund to receive an Additional Services Form. Minimum automatic investment is $25 (effective June 1, 2004, $50).

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Spectra Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Spectra Fund Account. Call for a Payroll Savings Plan Form.

*Not available for Retirement Plans

VIA OUR WEBSITE: Visit the Spectra Fund website to download all forms to add services to your account - WWW.ALGER.COM

Mail your completed forms to Alger Shareholder Services, Inc. In addition, you can perform certain transactions electronically via our website.

REDEMPTION INSTRUCTIONS-CLASS N SHARES

BY MAIL: Send a letter of instruction to Alger Shareholder Services, Inc. which includes

o  account number

o  number of shares or dollar amount of redemption

o  where to send the proceeds

o  signature(s) of registered owner(s)

o  a signature guarantee if

   o  your redemption is for more than $25,000; or

   o you want the check sent to a different address than the one we have on file; or

   o you want the check to be made payable to someone other than the registered owner(s) we have on file; or

   o  you have changed your address on file within the past 60 days.

BY TELEPHONE:* Call (800) 711-6141 to sell shares (unless you refuse this service on your New Account Application). The Fund will send you a check for amounts up to $5,000. You can choose to receive a check or a wire** for amounts over $5,000. Note: you cannot request a check if you have changed your address on file within the past 60 days.

TELEREDEMPTION allows you to redeem shares by telephone by filling out the appropriate section of the New Account Application or returning the Telephone Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within 2 business days. Shares issued in certificate form are not eligible for this service.

* Not available for Retirement Plans
**Only if the appropriate section of the New Account Application is completed

CONTACT: CALL OR VISIT your discount broker, investment adviser, bank or other financial institution.

AUTOMATICALLY: Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the current account value in the Fund at the time you begin participation in the Plan.

VIA OUR WEBSITE: Visit the Spectra Fund website to download all forms to add redemption privileges to your existing account - www.alger.com.

Mail your completed forms to Alger Shareholder Services, Inc.

TO SPEAK WITH A SPECTRA FUND REPRESENTATIVE CALL (800) 711-6141

E-MAIL: INVEST@SPECTRAFUND.COM

web address: www.alger.com

Representatives are available to assist you with any questions you have.

--------------------------------------------------------------------------------

  SIGNATURE GUARANTEE IS A GUARANTEE BY A FINANCIAL INSTITUTION THAT YOUR SIGNATURE IS AUTHENTIC. THE FINANCIAL INSTITUTION ACCEPTS LIABILITY FOR ANY FORGERY OR FRAUD IF THE SIGNATURE IT GUARANTEES PROVES TO BE COUNTERFEIT. IT IS AN IDEAL MEANS TO PROTECT INVESTORS AND THEIR ASSETS. A NOTARIZATION BY A NOTARY PUBLIC IS NOT AN ACCEPTABLE SUBSTITUTE.

--------------------------------------------------------------------------------

To purchase Class A shares, contact your broker-dealer.

Under unusual circumstances, the Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

Shares may be worth more or less when they are redeemed than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.
12

EXCHANGES

You can exchange shares of the Fund for shares of Alger Money Market Fund of The Alger Funds, another fund advised by the Manager. If you would like a prospectus describing the Alger Money Market Fund, please call the Fund at (800) 711-6141. Remember that for tax purposes, an exchange is considered a sale and a purchase. Thus, you may realize a taxable gain or a loss when you exchange shares. You may incur a 2% redemption fee if you exchange shares of the Fund within 30 days of purchase (including purchase by exchange) and the shares were acquired after May 31, 2004.


[GRAPHIC]

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund's Class N shares for the indicated periods. The Fund was a closed-end fund until February 12, 1996, when it became an open-end fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Information for the periods shown through the year ended October 31, 2001 has been audited by Arthur Andersen LLP and information for the years ended since that date has been audited by Ernst & Young LLP, whose report, along with the financial statements of the Fund, is contained in the Fund's Annual Report, which is available by contacting the Fund at (800) 711-6141.

SPECTRA FUND

--------------------------------------------------------------------------------

 CLASS N SHARES
 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (I)




                                               Year Ended October 31,
--------------------------------------------------------------------------------------------------------
                                                   2003          2002          2001            2000
                                                   ----          ----          ----            ----
 Net asset value, beginning of period          $   4.76      $   6.32       $   10.63       $   10.76
--------------------------------------------------------------------------------------------------------
 Net investment loss                              (0.07)(iii)   (0.09)(iii)     (0.08)(iii)     (0.08)
 Net realized and unrealized gain
  (loss) on investments                            1.19         (1.47)          (3.60)           0.88
--------------------------------------------------------------------------------------------------------
 Total from investment operations                  1.12         (1.56)          (3.68)           0.80
 Distributions from net realized gains               --            --           (0.63)          (0.93)
========================================================================================================
 Net asset value, end of period                $   5.88      $   4.76        $   6.32       $   10.63
========================================================================================================
 Total return(iv)                                23.53%      (24.68)%        (36.20)%           6.21%
========================================================================================================
Ratios and Supplemental Data:
  Net assets, end of period
  (000'S OMITTED)                              $257,337      $252,620        $423,860        $876,132
========================================================================================================
   Ratio of expenses to
   average net assets                             2.03%         1.98%           1.88%           1.82%
========================================================================================================
   Ratio of net investment loss to
   average net assets                            (1.39%)       (1.52%)         (0.99%)         (1.29%)
========================================================================================================
   Portfolio Turnover Rate                      192.19%       172.25%         114.75%         118.82%
========================================================================================================

(i) Per share data has been adjusted to reflect the effect of a 3-for-1 stock split which occurred April 23, 1999.

(ii)  Ratios have been annualized; total return has not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.


                                                                                                               Four
                                                                                                               Months       Year
                                                                                                               Ended       Ended
                                                                                                              Oct. 31,    June 30,
------------------------------------------------------------------------------------------------------------------------------------
                                                 1999          1998        1997        1996          1995     1994(ii)      1994
                                                 ----          ----        ----        ----          ----      ------       ----
 Net asset value, beginning of period        $    6.65     $    5.74     $  4.54      $  6.98       $ 6.27     $ 5.71      $ 6.34
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                             (0.07)        (0.02)      (0.06)(iii)  (0.08)(iii)  (0.17)     (0.04)      (0.09)
 Net realized and unrealized gain
  (loss) on investments                           4.22          0.98        1.26         0.41         2.41       0.60        0.89
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                 4.15          0.96        1.20         0.33         2.24       0.56        0.80
 Distributions from net realized gains           (0.04)        (0.05)         --        (2.77)       (1.53)        --       (1.43)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $   10.76     $    6.65     $  5.74      $  4.54       $ 6.98     $ 6.27      $ 5.71
====================================================================================================================================
 Total return(iv)                               62.66%        16.94%      26.45%       12.68%       57.72%      9.93%      17.53%
====================================================================================================================================
Ratios and Supplemental Data:
  Net assets, end of period
  (000'S OMITTED)                            $ 548,656     $ 193,039     $84,988      $11,485       $5,374     $4,832      $4,394
====================================================================================================================================
   Ratio of expenses to
   average net assets                            1.85%         1.96%       2.12%        2.55%(v)     3.76%      2.75%       2.59%
====================================================================================================================================
   Ratio of net investment loss to
   average net assets                           (1.52%)       (1.24%)     (1.06%)      (1.69%)      (3.05%)    (1.72%)     (1.47%)
====================================================================================================================================
   Portfolio Turnover Rate                     102.54%       190.74%     133.98%      197.04%      207.25%     56.24%     116.61%
====================================================================================================================================

(iv) Distributions paid when the Fund operated as a closed-end fund (i.e. prior to February 12, 1996) have been reflected as being reinvested at market value.

(v) Amount has been reduced by 0.69% due to expense reimbursements made pursuant to applicable state expense limits.

FOR FUND INFORMATION:

BY TELEPHONE:     (800) 711-6141

BY MAIL:          Spectra Fund
                  111 Fifth Avenue
                  New York, NY 10003

BY INTERNET:      Text versions of Fund documents can be downloaded from the following sources:

               o  the fund: http://www.alger.com
               o  SEC (EDGAR) http://www.sec.gov




STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, investments, and risks, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.




ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies also can be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090.




DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED
Spectra Fund

SEC File #811-1743
PSNM

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and the following Alger affiliates: Fred Alger Management, Inc., Alger National Trust Company, Alger Shareholder Services, Inc., The Alger Funds, Spectra Fund, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

The type of personal information we collect and use varies depending on the Alger products or services you select. We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

We may share your personal information with our affiliates so that they may process and service your transactions. However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.